                                                                    Exhibit 25.1
================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) |_|

                           ---------------------------


                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)

                                                                  95-3571558
     ----------------------------                            -------------------
        (State of incorporation                                (I.R.S. employer
     if not a U.S. national bank)                            identification no.)

       700 South Flower Street
              Suite 500
       Los Angeles, California                                       90017
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip code)


                           ---------------------------


                        Cincinnati Financial Corporation
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


                  Ohio                                            31-0746871
     ----------------------------                            -------------------
        (State of incorporation                                (I.R.S. employer
     if not a U.S. national bank)                            identification no.)

          6200 S. Gilmore Road
            Fairfield, Ohio                                       45014-5141
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip code)


                           ---------------------------


                          6.125% Senior Notes due 2034
                       -----------------------------------
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------

                   Name                                      Address

--------------------------------------------------------------------------------

Comptroller of the Currency
United States Department of the Treasury        Washington, D.C. 20219

Federal Reserve Bank                            San Francisco, California 94105


Federal Deposit Insurance Corporation           Washington, D.C. 20429



     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

     2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

     3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

     4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

     6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Cincinnati, and State of Ohio, on the 2nd day of March, 2005.

                                      THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                      By: /s/ GEOFFREY D. ANDERSON
                                          ---------------------------------
                                          Name:  GEOFFREY D. ANDERSON
                                          Title: ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7

                             Consolidated Report of
              Condition of THE BANK OF NEW YORK TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017


         At the close of business December 31, 2004, published in accordance with Federal regulatory authority instructions.

                                                                          Dollar Amounts
                                                                           in Thousands
                                                                          --------------
ASSETS

Cash and balances due from depository institutions:

   Noninterest-bearing balances and currency and coin ..................      5,975

   Interest-bearing balances ...........................................          0

Securities:

   Held-to-maturity securities .........................................         79

   Available-for-sale securities .......................................     27,506

Federal funds sold and securities purchased under agreements to resell:

   Federal funds sold ..................................................     31,000

   Securities purchased under agreements to resell .....................    111,000

Loans and lease financing receivables:

   Loans and leases held for sale ......................................          0

   Loans and leases, net of unearned income ............................          0

   LESS: Allowance for loan and lease losses ...........................          0

   Loans and leases, net of unearned income and allowance ..............          0

Trading assets .........................................................          0

Premises and fixed assets (including capitalized leases) ...............      2,356

Other real estate owned ................................................          0

Investments in unconsolidated subsidiaries and associated companies ....          0

Customers' liability to this bank on acceptances outstanding ...........          0

Intangible assets:

  Goodwill .............................................................    237,448

  Other Intangible Assets ..............................................     17,376

Other assets ...........................................................     35,890
                                                                           --------

Total assets ...........................................................   $468,630
                                                                           ========

                                                                          Dollar Amounts
                                                                           in Thousands
                                                                          --------------
LIABILITIES

Deposits:

  In domestic offices

  Noninterest-bearing ..................................................      9,060

  Interest-bearing .....................................................          0

Not applicable

Federal funds purchased and securities sold under agreements to repurchase:

  Federal funds purchased ..............................................          0

  Securities sold under agreements to repurchase .......................          0

Trading liabilities ....................................................          0

Other borrowed money:

  (includes mortgage indebtedness and obligations under capitalized
    leases) ............................................................     58,000

Not applicable

Bank's liability on acceptances executed and outstanding ...............          0

Subordinated notes and debentures ......................................          0

Other liabilities ......................................................     46,904
                                                                           --------

Total liabilities ......................................................   $113,964
                                                                           ========

Minority interest in consolidated subsidiaries .........................          0

EQUITY CAPITAL

Perpetual preferred stock and related surplus ..........................          0

Common stock ...........................................................      1,000

Surplus ................................................................    294,040

Retained earnings ......................................................     59,681

Accumulated other comprehensive income .................................        (55)
                                                                           --------

Other equity capital components ........................................          0
                                                                           --------

Total equity capital ...................................................   $354,666
                                                                           --------

Total liabilities, minority interest, and equity capital ...............   $468,630
                                                                           ========


         I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

         Thomas J. Mastro  )        Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

         Richard G. Jackson         )
         Nicholas C. English        )       Directors
         Karen B. Shupenko          )